UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2018, Casey’s General Stores, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) disclosing that the Board of Directors of the Company (the “Board”) had appointed Donald E. Frieson, David K. Lenhardt and Allison M. Wing to the Board, effective March 6, 2018. At the time of the Original Filing, the Board had not made any determinations regarding committee assignments for Mr. Frieson, Mr. Lenhardt or Ms. Wing.

The Company is filing this Form 8-K/A to report that on March 13, 2018, the Board assigned Mr. Frieson to serve on its Nominating and Corporate Governance Committee and Risk Committee, Mr. Lenhardt to serve on its Compensation Committee and Audit Committee, and Ms. Wing to serve on its Compensation Committee and Risk Committee, in each case effective March 13, 2018.

In conjunction with these assignments, the Board (a) combined the functions generally performed by the Succession Planning Committee with those of the Compensation Committee (thereby eliminating the separate Succession Planning Committee), and (b) made certain other adjustments to the committee assignments of the remaining directors, in each case effective March 13, 2018. As a result, the committees of the Board are comprised as follows:

Audit Committee: Cara K. Heiden (Chair), Diane C. Bridgewater, Johnny Danos and David K. Lenhardt.

Compensation Committee: Larree M. Renda (Chair), David K. Lenhardt and Allison M. Wing.

Executive Committee: H. Lynn Horak (Chair), Diane C. Bridgewater, Terry W. Handley, Cara K. Heiden and Larree M. Renda.

Nominating and Corporate Governance Committee: Diane C. Bridgewater (Chair), Johnny Danos, Donald E. Frieson and H. Lynn Horak.

Risk Committee: Larree M. Renda (Chair), Donald E. Frieson, Cara K. Heiden and Allison M. Wing.

Other than the preceding disclosure, no other disclosure reported in the Original Filing is amended by this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: March 16, 2018	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer